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                                                                    Exhibit 99.4
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       Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002
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         I, Joseph W. Pooler, Jr., Senior Vice President of Finance, in my
capacity as principal financial and accounting officer of Pegasus Communications Corporation, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to Form 10-K of Pegasus Communications Corporation for the annual period ended December 31, 2002 ("Amendment No. 1"), which this certification accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of Pegasus Communications Corporation.

         A signed original of this written statement required by Section 906 has been provided to Pegasus Communications Corporation and will be retained by Pegasus Communications Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  April 30, 2003


                                                      /s/ Joseph W. Pooler, Jr.
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                                                      Joseph W. Pooler, Jr.